UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 15, 2009

NCI BUILDING SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☑	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 15, 2009, NCI Building Systems, Inc. (“NCI”) made available presentation materials (the “Presentation Materials”) to be used by NCI in certain presentations by management. A copy of the Presentation Materials are attached as Exhibit 99.1 and is incorporated herein by reference and is also available on NCI’s website www.ncilp.com.

The information in this report, including the Presentation Materials incorporated herein by reference, is being “furnished” pursuant to General Instruction F to Current Report on Form 8-K, and shall not, except as provided in Item 8.01 below, be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this report, including the Presentation Materials incorporated herein by reference, shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 8.01	Other Events.

The cover page (titled “Important Information About this Communication”) to Exhibit 99.1 hereto, and page numbered 22 thereof, are incorporated by reference into this Item 8.01.

*  *  *

Important Information About this Communication

This current report and its contents is not an offer to sell or purchase or an offer to exchange or a solicitation of acceptance of an offer to sell or purchase or offer to exchange. Any such offer or solicitation shall be made solely by means of the prospectus, related letter of transmittal and other offer documents, as described below.

In connection with the commencement of the Exchange Offer by the Company to acquire all of the Company’s outstanding 2.125% Convertible Senior Subordinated Notes due 2024 (the “convertible notes”), issued under that indenture, dated as of November 16, 2004, between the Company and The Bank of New York, as trustee, in exchange for cash and shares of Company common stock, the Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (which will include a preliminary prospectus), a tender offer statement on Schedule TO and related documents and materials. Investors and security holders are strongly urged to carefully review the registration statement, the preliminary prospectus, the tender offer statement and the other related documents and materials filed with the SEC, including the final prospectus described below, when available, as well as any amendments and supplements thereto, when available, because they will contain important information about the Company, the proposed exchange offer and related transactions and are the sole means by which any offer to exchange or sell, or any solicitation of any such offers, will be made.

The registration statement contains a preliminary prospectus and related transmittal materials that have been mailed to holders of the convertible notes. Investors and security holders may obtain a free copy of the registration statement, preliminary prospectus and transmittal materials, as well as other documents filed by the Company with the SEC, at the SEC’s web site, www.sec.gov. Prior to the completion of the exchange offer, the registration statement must become effective under the securities laws, and after effectiveness, the Company will file with the SEC the final prospectus. Investors and security holders are strongly urged to carefully review the final prospectus when it is available. Free copies of NCI’s filings with the SEC may also be obtained from the Company’s Investor Relations Department at P.O. Box 692055, Houston, Texas 77269-2055 or by phone at (281) 897-7788.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Investor Presentation issued by NCI Building Systems, Inc. dated September 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Mark E. Johnson
Mark E. Johnson
Executive Vice President, Chief Financial Officer and Treasurer

Dated: September 15, 2009